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                                                                    Exhibit (15)



                  ACKNOWLEDGMENT LETTER OF INDEPENDENT AUDITORS



Shareholders and Board of Directors
KeyCorp



We are aware of the incorporation by reference in the Registration Statement
(No. 333-    ) on Form S-3 of KeyCorp for the registration of $1,511,500,000 of securities of our report dated October 12, 2000 relating to the unaudited condensed consolidated interim financial statements of KeyCorp that are included in its Form 10-Q for the quarter ended September 30, 2000.




Cleveland, Ohio
November 28, 2000